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                                                                   EXHIBIT 10.67

                         CONNECTIVITY TECHNOLOGIES INC.

                Agreement Relating to Nonqualified Stock Options



                           --------------------------


         Option granted ________, 199__ (hereinafter referred to as the "Date of Grant"), by CONNECTIVITY TECHNOLOGIES INC. (the "Corporation") to ____________ (the "Grantee"):

     1. DEFINITIONS. The following terms, as used herein, shall have the meanings set forth below:

         (a) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (b) "Committee" shall mean the committee established by the Board of Directors of the Corporation to administer this Agreement, or in the absence of such committee, the Board of Directors of the Corporation.

         (c) "Fair Market Value" shall mean (i) if the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (ii) if the Market is the Nasdaq SmallCap Market or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (iii) in the event that neither subparagraph (i) nor (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee.

         (d) "Incentive Stock Option" shall mean an option that is intended to qualify for special federal income tax treatment under Section 421 and 422 of the Code.

         (e) "Nonqualified Stock Option" shall mean an option that is not an Incentive Stock Option.

         (f) "Notice" shall have the meaning set forth in Section 4(c) hereof.

         (g) "Option" shall have the meaning set forth in Section 2 hereof.

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         (h) "Option Period" shall have the meaning set forth in Section 4(a)
hereof.

         (i) "Option Price" shall have the meaning set forth in Section 3 hereof.

         (j) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (k) "Shares" shall mean shares of the Common Stock, par value $0.04 per share, of the Corporation.

         (l) "Subsidiary" shall mean any direct or indirect majority-owned subsidiary of the Corporation.

     2.  THE OPTION.

         (a) The Corporation hereby grants to the Grantee, effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to _________ of the Corporation's fully paid, non-assessable Shares at the option exercise price set forth in Section 3 below.

         (b) The Option is a Nonqualified Stock Option.

     3. THE PURCHASE PRICE. The purchase price of the Shares shall be $____ per share, which exceeds the Fair Market Value on the Date of Grant (the "Option Price").

     4.  EXERCISE OF OPTION.

         (a) Except as otherwise provided in this Option Agreement, the Option is exercisable over a period of ten years from the Date of Grant (the "Option Period") in accordance with the following schedule: from the first anniversary of the Date of Grant to the end of the Option Period, one-third of the Shares covered by the Option shall be exercisable; from the second anniversary of the Date of Grant to the end of the Option Period, an additional third of the Shares covered by the Option shall be exercisable (for an aggregate of two-thirds of the Shares covered by the Option); and from the third anniversary of the Date of Grant to the end of the Option Period, the final third of the Shares covered by the Option shall be exercisable (for an aggregate of all the Shares covered by the Option). Each portion of the Option that is exercisable pursuant to the foregoing schedule is hereinafter referred to as a "Vested Portion".

     Except as otherwise provided herein, the Option may be exercised from time to time during the Option Period as to the Vested Portion of this Option, or any lesser amount thereof, as long as the Grantee performs services as an officer, director, employee or consultant for the Corporation or any of its Subsidiaries or, in the discretion of the Corporation's Board of Directors, after the Grantee ceases to be an officer, director, employee or consultant for the Corporation or any of its Subsidiaries, if the Grantee continues to provide services which may be beneficial to the Corporation. If the Grantee's services to the Corporation or any Subsidiary are terminated for any reason other than the Grantee's death or disability, then the Vested Portion of the Option as of the date of such termination may be exercised during the period of ninety (90) days commencing on the date of such termination, so long as the Option Period has not expired. If the Grantee shall die or become disabled within the meaning of Section 22(e)(3) of the Code


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while still performing such services for the Corporation or any of its
Subsidiaries, the Vested Portion of the Option as of the date of the Grantee's death or disability may be exercised during the period commencing on the date of the Grantee's death or the date he or she first becomes disabled, as the case may be, and ending on the earlier of the first anniversary of such date and the expiration of the Option Period, after which period this Option shall expire and shall cease to be exercisable. In the event of the death of the Grantee, this Option may be exercised by the person or persons entitled to do so under the Grantee's will (a "legatee"), or, if the Grantee shall fail to make testamentary disposition of this Option, or shall die intestate, by the Grantee's legal representative (a "legal representative").

         (b) If this Option shall extend to 100 or more Shares, then this Option may not be exercised for less than 100 Shares at any one time, and if this Option shall extend to less than 100 Shares, then this Option must be exercised for all such Shares at one time.

         (c) Not less than five days nor more than thirty days prior to the date upon which all or any portion of the Option is to be exercised, the person entitled to exercise the Option shall deliver to the Corporation written notice in substantially the form attached as an Exhibit hereto (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation.

         (d) On the date specified in the Notice, the person entitled to exercise the Option shall pay to the Corporation the Option Price of the Shares in respect of which the Option is exercised and the amount of any applicable Federal and/or state withholding tax or employment tax. The Option Price shall be paid in full at the time of purchase, (i) in cash or by certified check or
(ii) with shares of the Common Stock of the Corporation which have been owned by the Grantee for at least six months prior to the exercise of the Option. The value of any shares of Common Stock delivered by the Grantee in payment of the Option Price shall be the Fair Market Value of such shares. If the Option is exercised in accordance with the provisions of this Option Agreement, the Corporation shall deliver to such person certificates representing the number of Shares in respect of which the Option is being exercised which Shares or other securities shall be registered in his or her name.

         (e) This Option is not exercisable after the expiration of ten years from the Date of Grant.

         (f) Notwithstanding the provisions of subsection 4(a), in the event that at any time during the term hereof: (i) the Corporation's subsidiary, Connectivity Products Incorporated, sells or otherwise disposes of all or substantially all of its assets, or (ii) there is a change in control of the Corporation such that a majority of the outstanding voting capital stock of the Corporation is owned by a person or entity or "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that is not on the date hereof a holder of 5% or more of the outstanding shares of the Corporation's common stock, or (iii) the Corporation is merged into or consolidated with any other person (other than a direct or indirect subsidiary of or corporation or other entity controlled by the Corporation) or any other person (other than a direct or indirect subsidiary of or corporation or other entity controlled by

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the Corporation) is merged into or consolidated with the Corporation, or (iv)
the Corporation sells or otherwise disposes of all or substantially all of its assets, provided that a sale of the Corporation's stock of Connectivity Products Incorporated shall not be deemed a sale of substantially all of the Corporation's assets or (v) the Corporation is liquidated or dissolved, then in any such event, the Option shall become immediately exercisable at the election of the Grantee as to all or any part of the Shares not theretofore issued and sold hereunder. The Corporation shall provide the Grantee with at least 30 days' notice prior to the consummation of any of the events referred to in the preceding sentence, during which period the Grantee may so exercise the Option. If not so exercised, this Option shall expire and terminate at the end of such 30-day period.

    5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTEE.

         (a) The Grantee represents and warrants that he or she is acquiring this Option and, in the event this Option is exercised, the Shares (unless the Shares are subject to a then effective registration statement under the Securities Act), for investment, for his or her own account and not with a view to the distribution thereof, and that he or she has no present intention of disposing of this Option or the Shares (unless the Shares are subject to a then effective registration statement under the Securities Act) or any interest therein or sharing ownership thereof with any other person or entity.

         (b) The Grantee agrees that he or she will not offer, sell, hypothecate, transfer or otherwise dispose of any of the Shares unless either:

                  (i) A registration statement covering the Shares which are to be so offered has been filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act and such sale, transfer or other disposition is accompanied by a prospectus relating to a registration statement which is in effect under the Securities Act covering the Shares which are to be sold, transferred or otherwise disposed of and meeting the requirements of Section 10 of the Securities Act; or

                  (ii) Counsel satisfactory to the Corporation renders a reasoned opinion in writing and addressed to the Corporation, satisfactory in form and substance to the Corporation and its counsel, that in the opinion of such counsel such proposed sale, offer, transfer or other disposition of the Shares is exempt from the provisions of
         Section 5 of the Securities Act in view of the circumstances of such proposed offer, sale, transfer or other disposition.

         (c) The Grantee acknowledges that (i) the Shares and this Option constitute "securities" under the Securities Act and/or the Exchange Act, and/or the Rules and Regulations promulgated under said acts; (ii) the Shares may not be transferred until such Shares are subsequently registered under the Securities Act or an exemption from such registration is available; and (iii) the Corporation is not under any obligation with respect to the registration of the Shares.

         (d) The Grantee acknowledges and agrees that the certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Option.

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         (e) The Grantee acknowledges and agrees that he or she, or his or her legatee or legal representative, as the case may be and as defined above, may be required to make an appropriate representation at the time of any exercise of this Option in form and substance similar to the representations contained herein, relating to the Shares then being purchased.

         (f) The Grantee acknowledges that, in the event he or she ceases to perform services for the Corporation or its Subsidiaries, his or her rights to exercise this Option are restricted as set forth in Section 4(a) above.

     6.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION.

         (a) The Corporation represents and warrants that the Option has been duly granted by the Committee.

         (b) The Corporation represents and warrants that the Shares will be reserved for issuance upon the exercise of the Option.

     7. SUCCESSORS AND ASSIGNS. This Option Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legatee or legal representative, as defined above.

     8.  ADJUSTMENT OF OPTIONS.

         (a) If there is any change in the outstanding Shares by reason of a stock dividend or distribution, stock split-up, or any merger, consolidation, spin-off or other corporate reorganization in which the Corporation is the surviving entity, the number of Shares issuable upon exercise of this Option and the Option Price shall be equitably adjusted by the Committee, whose determination shall be final, binding and conclusive.

         (b) Fractional shares resulting from any adjustment in options pursuant to this Section may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment in this Option shall be given by the Corporation to the holder of this Option and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Option Agreement.

     9. EXERCISE AND TRANSFERABILITY OF OPTION. During the lifetime of the Grantee, this Option is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. If the Grantee, while still employed by the Corporation or any of its Subsidiaries, shall die within the Option Period, his or her legatee or legal representative shall have the rights provided in Section 4(a) above.

     10. GENERAL PROVISIONS. Nothing contained in this Option Agreement shall confer upon the Grantee any right to continue in the employ of the Corporation or shall in any way affect the right and power of the Corporation to dismiss or otherwise terminate the employment of the Grantee at any time for any reason with or without cause. This Option Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within such state.

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         If the foregoing is in accordance with the Grantee's understanding and accepted and agreed by the Grantee, the Grantee may so confirm by signing and returning the duplicate of this Option Agreement provided for that purpose.



                                         CONNECTIVITY TECHNOLOGIES INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:


The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of Grant.



                                         ---------------------------------------
                                         Name:

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EXHIBIT

                               NOTICE OF EXERCISE


         The undersigned hereby gives notice to Connectivity Technologies Inc., a Delaware corporation (the "Corporation"), of his or her intention to exercise his or her right to purchase the number of Shares set forth below of the Common Stock of the Corporation, at the exercise price and on the date set forth below, pursuant to the Nonqualified Stock Option (the "Option") granted to the undersigned on ______, 199__, and to pay the purchase price thereof, plus any applicable federal or state withholding or employment taxes, by means of [the undersigned's check] [other method of payment] which the undersigned is delivering to the Corporation herewith pursuant to the terms of the Option.

Print Name: _____________________

Date of Exercise: _______________

Number of Shares
   to be Purchased: _____________

Exercise Price Per Share: _______

Aggregate Exercise Price: _______


                                           -------------------------------------
                                           (Signature)